UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 1, 2008
(Date of Earliest Event Reported)

Commission file number: 1-3203

CHESAPEAKE CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	54-0166880
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1021 East Cary Street
Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 804-697-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 1, 2008, Chesapeake Corporation (the "Company" or "Chesapeake") issued a press release announcing second quarter 2008 results.  The information contained in the press release, which is attached as Exhibit 99.1 to this report, is incorporated herein by reference.  On August 1, 2008 Chesapeake held a conference call with investors to discuss the second quarter 2008 results.  The manuscript of this conference call, which is attached as Exhibit 99.2 to this report, is incorporated herein by reference.

The information in this Form 8-K and the exhibits attached shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing made by Chesapeake under the Securities Act of 1933, as amended.

ITEM 2.06  MATERIAL IMPAIRMENTS

On August 1, 2008, Chesapeake also announced that as of the end of the second fiscal quarter of 2008, it recorded a goodwill impairment charge within the reporting units of the Company’s Paperboard Packaging segment.  In conjunction with the ongoing discussions with the Company’s current lenders under its senior revolving credit facility and the Company’s continued efforts to refinance the credit facility during the second quarter of fiscal 2008, the Company accelerated its annual review of its strategic business plan.  This review resulted in a decline in expectations of the operating performance of the Paperboard Packaging reporting segment as a result of competitive pricing pressure and general economic conditions within this segment. Based on these results, the Company conducted a review of the recoverability of its goodwill in accordance with Statement of Financial Accounting Standards No. 142, “Goodwill and other Intangible Assets (SFAS 142),” and recorded an after-tax non-cash charge of $215.5 million.  The Company’s goodwill balance as of the end of the second fiscal quarter of 2008, following the impairment charge is approximately $169.4 million.  The Company does not expect the impairment charge to result in future cash expenditures or to affect compliance with covenants under its borrowing arrangements.

ITEM 8.01  OTHER EVENTS

On August 1, 2008, Chesapeake issued a press release announcing the Company’s comprehensive refinancing plan to address the upcoming maturity of its senior revolving credit facility and its general liquidity needs.  The information contained in the press release, which is attached as Exhibit 99.3 to this report, is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

	99.1	Press release, issued on August 1, 2008, announcing second quarter 2008 results
	99.2	Manuscript for conference call held on August 1, 2008, discussing second quarter 2008 results
	99.3	Press release, issued on August 1, 2008, announcing the Company’s comprehensive refinancing plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHESAPEAKE CORPORATION
(Registrant)

Date: August 1, 2008	BY:	/s/ Joel K. Mostrom
Joel K. Mostrom
Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release, issued on August 1, 2008, announcing second quarter 2008 results
99.2	Manuscript for conference call held on August 1, 2008, discussing second quarter 2008 results
99.3	Press release, issued on August 1, 2008, announcing the Company’s comprehensive refinancing plan